Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, J. Brett Harvey, President and Chief Executive Officer (principal executive officer) of CONSOL Energy Inc. (the “Registrant”), certify that to my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2011, of the Registrant (the “Report”):

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 10, 2012

/s/ J. Brett Harvey
J. Brett Harvey
Chairman of the Board and Chief Executive Officer